Exhibit 10(b)

              FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is dated this the 29th day of July, 1999 by and between CBRL GROUP, INC., a Tennessee corporation ("Borrower") and SUNTRUST BANK, NASHVILLE, N.A., a national banking association as agent (the "Administrative Agent") for the Lenders, as described and defined below.

                         RECITALS:

A. Borrower, Administrative Agent and the Lenders are parties to a Credit Agreement dated as of February 16, 1999 (as amended or restated from time to time, the "Credit Agreement").

B. SunTrust Bank, Nashville, N.A., Fifth-Third Bank, Hibernia National Bank, First Union National Bank, First American National Bank, Mercantile Bank National Association, The First National Bank of Chicago, Wachovia Bank, N.A. and Union Planters National Bank, presently constitute all the Lenders under the Credit Agreement.

C. The Borrower and the requisite percentage of Required Lenders desire to amend the Credit Agreement as hereinafter provided.

D. Terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

E. Attached hereto as collective Exhibit A are the requisite consents of the Required Lenders, consenting to this Amendment and to the Administrative Agent's execution and delivery of this Amendment on behalf of Lenders.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Section 1.1 of the Credit Agreement concerning
"Definitions; Construction" is amended as follows:

The definition of "Applicable Margin" is deleted and the following is substituted in lieu thereof:

"Applicable Margin" shall mean the number of basis points per annum determined in accordance with the table set forth below based upon Borrower's Ratio of Total Funded Debt to Consolidated
 EBITDAR:



RATIO OF TOTAL FUNDED DEBT TO CONSOLIDATED EBITDAR
TIER ONE    TIER TWO      TIER THREE    TIER FOUR      TIER FIVE      TIER SIX
less than   greater than  greater than  greater than   greater than   greater than
or equal to 0.625 but     1.00 but less 1.50 but less  1.75 but less   2.00
0.625       less than or  than or equal than or equal  than or equal
            equal to 1.00 to 1.50       to 1.75        to 2.00

62.5 Basis  75.0 basis    100 basis     125 basis      150 basis      175 basis
points per  points per    points per    points per     points per     points per
 annum      annum         annum         annum          annum          annum



provided, however, that:

(a) The Applicable Margin in effect as of the date of execution and delivery of this Amendment shall be the number of basis points under the heading "Tier Four" as described in the table above and shall remain in effect until November 1, 1999 and at such time the Applicable Margin shall then be the number of basis points under the heading "Tier Five" until such time as the Applicable Margin may be adjusted as hereinafter provided; and

(b) So long as no Default or Event of Default has occurred and is continuing under this Agreement, adjustments, if any, to the Applicable Margin based on changes in the ratio set forth above shall be made and become effective on the Effective Date set forth in Section 3.6. herein.

The definition of "Commitment Fee Percentage" is deleted and the following is substituted in lieu thereof:

"Commitment Fee Percentage" shall mean the number of basis points per annum determined in accordance with the table set forth below based upon Borrower's Ratio of Total Funded Debt to Consolidated
EBITDAR:


RATIO OF TOTAL FUNDED DEBT TO CONSOLIDATED EBITDAR
TIER ONE    TIER TWO      TIER THREE    TIER FOUR      TIER FIVE      TIER SIX
less than   greater than  greater than  greater than   greater than   greater than
or equal to 0.625 but     1.00 but less 1.50 but less  1.75 but less  2.00
0.625       less than or  than or equal than or equal  than or equal
            equal to 1.00 to 1.50       to 1.75        to 2.00

12.5 Basis  15.0 basis    20 basis      25 basis       37.5 basis      37.5 basis
points per  points per    points per    points per     points per      points per
annum      annum          annum         annum          annum           annum




provided, however, that:

(a) The Commitment Fee Percentage in effect as of the date of execution and delivery of this Amendment shall be the number of basis points under the heading "Tier Four" as described in the table above and shall remain in effect until November 1, 1999 and at such time the Commitment Fee Percentage shall be the number of basis points under the heading "Tier Five" until such time as the Commitment Fee Percentage may be adjusted as hereinafter provided; and

(b) So long as no Default or Event of Default has occurred and is continuing under this Agreement, adjustments, if any, to the Commitment Fee Percentage based on changes in the ratio set forth above shall be made and become effective on the Effective Date set forth in Section 3.6. herein.

Definitions for "Consolidated EBITDAR," "Consolidated EBITR" and
"Consolidated Rent Expense" are added as follows:

"Consolidated EBITDAR" shall mean, as measured on a consolidated basis over a rolling four fiscal quarter period, the sum of
(i) Consolidated Net Income (Loss), plus (ii) consolidated income taxes, plus (iii) Consolidated Interest Expense plus
(iv) consolidated depreciation and amortization expense, plus (v) Consolidated Rent Expense

"Consolidated EBITR" shall mean, as measured on a consolidated basis over a rolling four fiscal quarter period, the sum of
(i) Consolidated Net Income (Loss), plus (ii) consolidated income taxes, plus (iii) Consolidated Interest Expense, plus Consolidated Rent Expense.

"Consolidated Rent Expense" shall mean, for any fiscal period of Borrower, total rental expenses attributable to Operating Leases of the Consolidated Companies on a consolidated basis.

The definition of "Interest Coverage Ratio" is deleted and the following is substituted in lieu thereof.

"Interest Coverage Ratio" shall mean, at any date of calculation, the ratio of Consolidated EBITR to Consolidated Interest Expense plus Consolidated Rent Expense.

The definition of Letter of Credit Fee Percentage is deleted and the following is substituted in lieu thereof:

"Letter of Credit Fee Percentage" shall mean the number of basis points per annum determined in accordance with the table set forth below based upon Borrower's Ratio of Total Funded Debt to Consolidated EBITDAR:


RATIO OF TOTAL FUNDED DEBT TO CONSOLIDATED EBITDAR
TIER ONE    TIER TWO      TIER THREE    TIER FOUR      TIER FIVE      TIER SIX
less than   greater than  greater than  greater than   greater than   greater than
or equal to 0.625 but     1.00 but less 1.50 but less  1.75 but less   2.00
0.625       less than or  than or equal than or equal  than or equal
            equal to 1.00 to 1.50       to 1.75        to 2.00

62.5 Basis  75.0 basis    100 basis     125 basis      150 basis      175 basis
points per  points per    points per    points per     points per     points per
 annum      annum         annum         annum          annum          annum





(a) The Letter of Credit Fee Percentage in effect as of the date of execution and delivery of this Amendment shall be the number of basis points under the heading "Tier Four" as described in the table above and shall remain in effect until November 1, 1999 and at such time the Letter of Credit Fee Percentage shall then be the number of basis points under the heading "Tier Five" until such time as the Letter of Credit Fee Percentage may be adjusted as hereinafter provided; and

(b) So long as no Default or Event of Default has occurred and is continuing under this Agreement, adjustments, if any, to the Letter of Credit Fee Percentage based on changes in the ratios set forth above shall be made and become effective on the Effective Date set forth in Section 3.6. herein.

The definition of "Total Funded Debt to Consolidated EBITDA" is replaced with the following:

"Total Funded Debt to Consolidated EBITDAR" shall mean that ratio determined in accordance with Section 7.1.(ii) herein.

Section 2. Section 7.1 of the Credit Agreement Concerning
"Financial Requirements" is amended by deleting Section 7.1(ii) and the following is substituted in lieu thereof:

(i) Total Funded Debt to Consolidated EBITDAR. Permit, as of the last day of any fiscal quarter, the ratio of Total Funded Debt to Consolidated EBITDAR to be greater than 2.5 to 1.0, as calculated for the most recently concluded quarter and including the immediately three (3) preceding fiscal quarters.

Section 3. In consideration for the Lenders' consent to this Amendment, the Borrower shall pay, concurrently with Administrative Agent's execution hereof, a fee equal to one tenth of one percent of the Total Commitments. Such fee shall be paid to the Administrative Agent for payment to the Lenders in accordance with their Applicable Commitment Percentage.

Section 4. All other documents executed and delivered in connection with the Credit Agreement are hereby amended to the extent necessary to conform to this Amendment. Except as specifically amended herein, the Credit Agreement shall remain unamended and in full force and effect.

Section 5. Borrower represents and warrants that the execution and terms of this Amendment have been duly authorized by all necessary corporate action.

Section 6. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee.

Section 7. This Amendment may be executed in one or more counterparts, all of which shall, taken together, constitute one original. The parties agree that facsimile signatures shall be deemed to be and treated as original signatures of such parties.

IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment to Credit Agreement as of the day and date first set forth above.

CBRL GROUP, INC.

By: /s/Michael A. Woodhouse

Title: /s/Executive Vice President and COO

SUNTRUST BANK, NASHVILLE, N.A., as
Administrative Agent for the Lenders

By: /s/Allen K. Oakley

Title: /s/ Managing Director